Note 8 - Credit Agreement	3 Months Ended
Mar. 31, 2019
Notes
Note 8 - Credit Agreement

Note 8 – Credit Agreement

Effective September 11, 2009, the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc. The credit agreement provides for borrowings of up to $100.0 million or 70% of the Company's net finance receivables (as defined in the credit agreement), whichever is less, and has a maturity date of December 31, 2019. Available borrowings under the credit agreement were $56.7 million and $46.8 million at March 31, 2019 and December 31, 2018, at interest rates of 5.62% and 5.74%, respectively. The credit agreement contains covenants customary for financing transactions of this type. At March 31, 2019, the Company believes it was in compliance with all covenants.